February 21, 2012

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.:

DREYFUS WORLDWIDE GROWTH FUND

Supplement to Prospectus dated

March 1, 2011, As Revised August 18, 2011

Effective March 31, 2012, the following information will supersede and replace the third sentence in the first paragraph of the section of the Fund’s Prospectus entitled

“Distributions and Taxes”:

The fund normally pays dividends quarterly and capital gain distributions annually.